Exhibit 99.2

UHOS Q3 2015 Earnings Teleconference November 10, 2015

Forward Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. 2

Third Quarter 2015 Update CEO remarks 3

Financial Review 4

* Refer to Appendix for ASC 805 depreciation and Asset Impairment charge on the Depreciation & Amortization Reconciliation Selected Financial Data 5 (In millions) LTM 2015 2014 % Chg 2015 2014 % Chg 2015 Consolidated Revenues 111.1 $ 106.5 $ 4.4% 336.9 $ 329.2 $ 2.3% 444.4 $ Cash Gross Margin 53.9 49.4 9.1% 164.6 157.7 4.4% 214.4 % of Revenue 48.5% 46.4% 48.9% 47.9% 48.2% Historical Depreciation (17.5) (19.3) (52.4) (58.6) (71.7) Gross Margin * 36.4 30.1 20.9% 112.2 99.1 13.2% 142.7 % of Revenue 32.8% 28.3% 33.3% 30.1% 32.1% Adjusted SG&A 25.2 20.1 25.4% 71.7 66.9 7.2% 92.0 % of Revenue 22.7% 18.9% 21.3% 20.3% 20.7% Non Controlling Interest 0.1 0.1 0.3 0.4 0.5 % of Revenue 0.1% 0.1% 0.1% 0.1% 0.1% Adjusted EBITDA 28.6 $ 29.2 $ -2.1% 92.6 $ 90.4 $ 2.4% 121.9 $ 3rd Quarter September YTD

SUPPLEMENTAL & PEAK NEEDS USAGE SOLUTIONS CUSTOMIZED EQUIPMENT AGREEMENTS SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS SPECIALTY MEDICAL EQUIPMENT SALES, DISTRIBUTION AND DISPOSAL SOLUTIONS Trend Analysis Revenue growth driven by advances in 360 solutions and supplemental rental solutions offset by the transition of certain customers related to the loss of a national GPO contract. Gross margin rate increases in Q3 reflect lower depreciation and higher recovery on asset sales and volume efficiencies. Medical Equipment Solutions Excludes Asset Impairment charge of $0.6 for Q3 2015, $0.0 for Q3 2014, $2.3 for YTD 2015, $2.0 for YTD 2014 and $2.3 for LTM 2015. 6 (In millions) LTM 2015 2014 % Chg 2015 2014 % Chg 2015 Revenues 69.0 $ 67.9 $ 1.7% 214.2 $ 216.8 $ -1.2% 282.9 $ Cash Gross Margin 40.1 37.0 8.4% 125.4 122.8 2.1% 163.2 % of Revenue 58.1% 54.5% 58.5% 56.6% 57.7% . Historical Depreciation * (15.7) (17.7) (47.1) (53.8) (64.4) Gross Margin * 24.4 $ 19.3 $ 26.4% 78.3 $ 69.0 $ 13.5% 98.8 $ % of Revenue 35.4% 28.5% 36.6% 31.8% 34.9% September YTD 3rd Quarter

SUPPLEMENTAL MAINTENANCE AND REPAIR SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS MANUFACTURING SERVICES SOLUTIONS Trend Analysis Revenue growth from higher level of managed solutions and manufacturer service solutions. Gross margin rate in Q3 slightly down to prior year. Clinical Engineering Solutions 7 (In millions) LTM 2015 2014 % Chg 2015 2014 % Chg 2015 Revenues 25.4 $ 23.7 $ 7.1% 74.6 $ 68.5 $ 8.9% 98.2 $ Cash Gross Margin 5.6 5.3 5.7% 16.0 14.8 8.1% 20.7 % of Revenue 22.0% 22.4% 21.4% 21.6% 21.1% Historical Depreciation (0.3) (0.2) (0.8) (0.7) (1.1) Gross Margin 5.3 $ 5.1 $ 3.9% 15.2 $ 14.1 $ 7.8% 19.6 $ % of Revenue 21.0% 21.3% 20.4% 20.5% 20.0% 3rd Quarter September YTD

* Refer to Appendix for ASC 805 depreciation on the Depreciation & Amortization Reconciliation Trend Analysis Revenue growth of 12.4% driven by organic growth in most modalities. Gross margin rate improvements were driven by higher leverage from volume growth and mix. Surgical Services ON-DEMAND AND SCHEDULED USAGE SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS 8 (In millions) LTM 2015 2014 % Chg 2015 2014 % Chg 2015 Revenues 16.7 $ 14.9 $ 12.4% 48.2 $ 43.9 $ 9.7% 63.3 $ Cash Gross Margin * 8.2 7.1 15.5% 23.2 20.1 15.4% 30.5 % of Revenue 49.1% 47.7% 48.1% 45.8% 48.2% Historical Depreciation (1.5) (1.4) (4.5) (4.1) (6.2) Gross Margin * 6.7 $ 5.7 $ 17.5% 18.7 $ 16.0 $ 16.9% 24.3 $ % of Revenue 40.1% 38.3% 38.8% 36.4% 38.4% 3rd Quarter September YTD

Capital Structure / Liquidity 9 Liquidity Remains Strong (In millions) 9/30/2015 12/31/2014 Original Notes - 7.625% 425.0 425.0 Add-on Notes - 7.625% 220.0 220.0 Credit Facility 35.1 39.0 Consolidated Capital Leases 16.4 15.1 Subtotal Debt 696.5 699.1 Add: Accrued Interest 6.6 18.8 Total Debt and Interest 703.1 717.9 Memo Adjusted EBITDA* 121.9 $ 119.7 $ Leverage** 5.8 6.0 * LTM Adjusted EBITDA **Excludes unamortized bond premium of $9.9 and $11.1 for 2015 and 2014. Refer to Appendix for reconciliation of Adjusted EBITDA Capital Structure (In millions) 2015 Credit Facility 235.0 $ Borrowing Base 168.7 Borrowings/LOC 39.0 Available Liquidity 129.7 $ Memo Revolver maturity - July 2017 Original and Add-on Notes maturity - August 2020 Liquidity

2014 Actual Prior Guidance Current Guidance Adjusted EBITDA $119.7 $114 - $118 $118 - $121 Accrual CAPEX $55 $45 - $50 $45 - $50 Year-end Leverage 6.0x 6.0x – 6.3x 5.8x - 6.1x (In millions) Street Guidance for 2015 10

EBITDA Reconciliation: 2015 & 2014 Gross Margin/SG&A Reconciliations Depreciation and Amortization Reconciliation Appendix 11

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management, board and strategic fees, stock option expense, reorganization costs, ASC 805 impact, loss on extinguishment of debt, transaction and related costs, and non-recurring, unusual or infrequent expenses. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of consolidated net income (loss) to EBITDA and Adjusted EBITDA is included below. (Draft) (Draft) EBITDA Reconciliation 12 (In millions) LTM 2015 2014 2015 2014 2015 Net loss attributable to UHS (8.7) $ (10.3) $ (17.6) $ (52.8) $ (31.4) $ Interest expense 13.3 13.3 39.8 39.9 53.2 Provision (benefit) for income taxes 0.2 0.2 0.6 (13.2) 0.8 Depreciation and amortization 22.7 24.3 68.8 75.8 93.1 EBITDA 27.5 27.5 91.6 49.7 115.7 Intangible asset impairment charge - - - 34.9 - Gain on Settlement - - (5.7) - (5.7) Management, board & strategic fees 0.3 1.4 4.8 3.2 7.2 Restructuring, acquisition and integration expenses - - - 1.8 1.3 Stock option expense 0.8 0.3 1.9 0.8 3.4 Adjusted EBITDA 28.6 $ 29.2 $ 92.6 $ 90.4 $ 121.9 $ September YTD 3rd Quarter

Gross Margin/SG&A Reconciliations 13 (In millions) LTM 2015 2014 2015 2014 2015 Gross Margin ASC 805 Impact Depreciation - Surgical Services 0.3 $ 0.3 $ 0.7 $ 0.7 $ 0.9 $ Total Gross Margin ASC 805 Impact 0.3 0.3 0.7 0.7 0.9 SG&A per GAAP to Adjusted SG&A SG&A per GAAP 30.6 26.5 91.8 85.4 120.8 Management, Board, & Strategic Fees (0.3) (1.4) (4.8) (3.2) (7.2) Stock Option Expense (0.8) (0.3) (1.9) (0.8) (3.4) Historical Depreciation & Amortization (1.3) (1.6) (4.3) (4.8) (6.0) ASC 805 Depreciation & Amortization (3.0) (3.1) (9.1) (9.7) (12.2) Adjusted SG&A 25.2 $ 20.1 $ 71.7 $ 66.9 $ 92.0 $ 3rd Quarter September YTD

Depreciation & Amortization Reconciliations 14 (In millions) LTM 2015 2014 2015 2014 2015 Historical Medical Equipment Solutions Depreciation 15.7 $ 17.7 $ 47.1 $ 53.8 $ 64.4 $ Asset Impairment Charge 0.6 - 2.3 2.0 2.3 Total Medical Equipment Solutions Depreciation 16.3 17.7 49.4 55.8 66.7 Historical Clinical Engineering Solutions Depreciation 0.3 0.2 0.8 0.7 1.1 Total Clinical Engineering Solutions Depreciation 0.3 0.2 0.8 0.7 1.1 Historical Surgical Services Depreciation 1.5 1.4 4.5 4.1 6.2 ASC 805 Surgical Services Depreciation 0.3 0.3 0.7 0.7 0.9 Total Surgical Services Depreciation 1.8 1.7 5.2 4.8 7.1 Historical Gross Margin Depreciation 17.5 19.3 52.4 58.6 71.7 Gross Margin ASC 805 Depreciation 0.3 0.3 0.7 0.7 0.9 Asset Impairment Charge 0.6 - 2.3 2.0 2.3 Total Gross Margin Depreciation 18.4 19.6 55.4 61.3 74.9 Historical Selling, General, and Admin Depreciation 1.3 1.6 4.3 4.8 6.0 Total Selling, General, and Admin Depreciation 1.3 1.6 4.3 4.8 6.0 ASC 805 Selling, General, and Admin Amortization 3.0 3.1 9.1 9.7 12.2 Intangible Asset Impairment Charge - - - 34.9 - Total ASC 805 Selling, General, and Admin Amortization 3.0 3.1 9.1 44.6 12.2 Total Depreciation and Amortization 22.7 $ 24.3 $ 68.8 $ 110.7 $ 93.1 $ September YTD 3rd Quarter